LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED FEBRUARY 15, 2013

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED NOVEMBER 28, 2012, OF

WESTERN ASSET HIGH INCOME FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated November 28, 2012, as supplemented on February 15, 2013, and as may be amended or further supplemented, the fund’s statement of additional information, dated November 28, 2012, as supplemented on January 23, 2013 and February 15, 2013, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated July 31, 2012, are incorporated by reference into this Summary Prospectus.

Effective May 1, 2013, the fund will be renamed Western Asset Short Duration High Income Fund.

In connection with the new name of the fund, certain additional changes, including the following, will also take effect:

•	Effective May 1, 2013, the Fund’s 80% investment policy will be revised to include a broader reference to investments in high yield debt.

•	Effective May 1, 2013, the types of securities in which the fund may invest will be supplemented to include shorter duration high yield instruments as well as adjustable-rate bank loans, among others.

•	Effective May 1, 2013, the management fee paid by the fund, and as a result total annual fund operating expenses, will be reduced.

•	Effective May 1, 2013, the fund’s Class I shares will be open to purchases by new investors and incoming exchanges.

•	Effective May 1, 2013, the Fund’s benchmark index will be changed.

•	Effective immediately, the Fund’s sales charge structure will be revised to match that of other short-focused fixed income funds in the Legg Mason funds complex.

The following supplements, and to the extent inconsistent therewith, replaces any inconsistent information in the fund’s Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”):

Effective May 1, 2013, the fund’s Class I shares will be open to purchases by new investors and incoming exchanges.

Effective May 1, 2013, the fund’s benchmark index will change to Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index, which is generally comprised of shorter duration high yield securities than the fund’s current benchmark index. The fund’s Manager believes the new index will provide shareholders with a better tool for assessing the fund’s performance in light of the changes to its investment strategy.

Effective immediately, the following replaces any inconsistent information in the section titled “Fees and expenses of the fund” in the fund’s Summary Prospectus and Prospectus:

Shareholder fees (fees paid directly from your investment)
	Class A	Class B	Class C (Class R1 prior to August 1, 2012)	Class C1 (Class C prior to August 1, 2012)	Class R	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	2.25	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	Generally, none	4.50	1.00	None	None	None
Small account fee[1]	$15	$15	$15	$15	None	None

Effective May 1, 2013, the following replaces any inconsistent information in the section titled “Fees and expenses of the fund” in the fund’s Summary Prospectus and Prospectus:

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
	Class A	Class B	Class C (Class R1 prior to August 1, 2012)	Class C1 (Class C prior to August 1, 2012)	Class R	Class I
Management fees	0.55	0.55	0.55	0.55	0.55	0.55
Distribution and service (12b-1) fees	0.25	0.75	1.00	0.70	0.50	None
Other expenses	0.18	0.32	0.26[2]	0.17	0.26[2]	0.15
Total annual fund operating expenses	0.98	1.62	1.81	1.42	1.31	0.70
Fees waived and/or expenses reimbursed	—[3]	N/A	(0.06)[3]	N/A	—[3]	—[3]
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.98	1.62	1.75	1.42	1.31	0.70

[1]

If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[2]	“Other expenses” for Class C (formerly Class R1) and Class R shares are estimated for the current fiscal year. Actual expenses may differ from estimates.

[3]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.00% for Class A shares, 1.75% for Class C (formerly Class R1) shares, 1.40% for Class R shares and 0.85% for Class I shares. These arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	323	531	755	1,400
Class B (with redemption at end of period)	615	811	981	1,751
Class B (without redemption at end of period)	165	511	881	1,751
Class C (Class R1 prior to August 1, 2012) (with redemption at end of period)	278	564	975	2,122
Class C (Class R1 prior to August 1, 2012) (without redemption at end of period)	178	564	975	2,122
Class C1 (Class C prior to August 1, 2012) (with or without redemption at end of period)	145	450	777	1,703
Class R (with or without redemption at end of period)	133	414	717	1,578
Class I (with or without redemption at end of period)	72	225	391	871

Effective May 1, 2013, the following text supplements, and to the extent inconsistent therewith replaces, information contained in the fund’s Summary Prospectus, Prospectus and SAI:

Under normal circumstances, the fund invests at least 80% of its assets in high yield debt securities. High yield securities are rated below investment grade (that is, securities rated below the Baa/BBB categories, or, if unrated, determined to be comparable credit quality by a subadviser) and are commonly known as “junk bonds.”

The fund’s investments may include, but will not be limited to, high yield corporate debt securities and adjustable rate bank loans.

Although the fund may invest in securities of any maturity, the fund will normally maintain a dollar-weighted average effective duration, as estimated by the fund’s subadviser, of three years or less. Effective duration seeks to measure the expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of structural complexities (for example, some bonds can be prepaid by the issuer).

Subject to its 80% investment policy, the fund may also invest in investment grade fixed income securities, including, but not limited to, corporate debt securities, mortgage- and asset-backed securities and securities issued by foreign issuers, including securities issued by issuers in emerging market countries. The fund’s investments in foreign securities may either be denominated in U.S. dollars or foreign currencies.

Instead of investing directly in particular securities, the fund may use instruments such as derivatives, including credit default swaps and futures contracts, and synthetic instruments that are intended to provide economic exposure to the securities or the issuer. The fund may use one or more types of these instruments without limit. These instruments are taken into account when determining compliance with the fund’s 80% policy.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

Effective May 1, 2013, the following text replaces the applicable information in the section titled “More on fund management – Management fee” in the fund’s Prospectus:

As of May 1, 2013, the fund pays a management fee at an annual rate of 0.55% of its average daily net assets. Prior to that date, the fund paid a management fee at an annual rate of 0.60% of its average daily net assets.

Effective May 1, 2013, the following text replaces the applicable information in the section titled “More on fund management – Expense limitation” in the fund’s Prospectus:

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.00% for Class A shares, 1.75% for Class C (formerly Class R1) shares, 1.40% for Class R shares and 0.85% for Class I shares, subject to recapture as described below.

Effective immediately, the following replaces any inconsistent information in the section titled “Comparing the fund’s classes” in the fund’s Summary Prospectus and Prospectus:

	Initial sales charge	Contingent deferred sales charge
Class A	Up to 2.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $500,000 or more	0.50% on purchases of $500,000 or more if you redeem within 18 months of purchase (or within 12 months for shares purchased prior to August 1, 2012); waived for certain investors

Effective immediately, the following text replaces any inconsistent information in the section titled “Sales charges” in the fund’s Prospectus and the section titled “Purchase of Shares” in the SAI, in each case with respect to Class A shares:

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Broker/dealer commission as a % of offering price
Less than $100,000	2.25	2.30	2.00
$100,000 but less than $250,000	1.50	1.52	1.25
$250,000 but less than $500,000	1.25	1.27	1.00
$500,000 or more[1]	–0–	–0–	Up to 0.50

[1]

The distributor may pay a commission of up to 0.50% to a Service Agent for purchase amounts of $500,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Effective immediately, the following text replaces any inconsistent information in the section titled “Sales charges” in the fund’s Prospectus and the section titled “Purchase of Shares” in the fund’s SAI:

You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase (or within 12 months for shares purchased prior to August 1, 2012), you will pay a contingent deferred sales charge of 0.50%.

Effective May 1, 2013, the following text replaces any inconsistent information in the section titled “Other things to know about transactions – Frequent trading of fund shares” in the fund’s Prospectus:

Frequent purchases and redemptions of fund shares (also known as short-term trading or frequent trading) may, in many cases, interfere with the efficient management of the fund, increase fund transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the subadviser may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Some investors are seeking higher yields for their short term investments by investing in shorter term fixed income funds. The fund is often used for short term investments and permits short term trading of fund shares. This short term trading may result in additional costs to the fund.

The fund does not anticipate that frequent purchases and redemptions, under normal circumstances, will have significant adverse consequences to the fund or its shareholders. The fund’s manager and subadviser believe that, because the fund’s portfolio will normally include a significant percentage of short-term investments, it can accommodate more frequent purchases and redemptions than longer-term fixed income funds. On this basis, the Board has determined that it is appropriate for the fund not to have a policy to discourage frequent trading of fund shares. The fund reserves the right to implement frequent trading policies or other restrictions in the future. The fund also reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

Please retain this supplement for future reference.

WASX015292